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                                                                   Exhibit 10(i)


                      THIRD AMENDMENT TO CREDIT AGREEMENT


      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made and entered into on November __, 1998 and effective as of September 30, 1998 by and among KCS RESOURCES, INC., a Delaware corporation ("KRI") for itself and as successor by merger to KCS PIPELINE SYSTEMS, INC., a Delaware corporation ("KCS Pipeline"); KCS MICHIGAN RESOURCES, INC., a Delaware corporation ("KCS Michigan"); and KCS ENERGY MARKETING, INC., a New Jersey corporation ("KCS Marketing," and together with KRI and KCS Marketing, each individually, a "Borrower" and collectively, the "Borrowers"), each lender that is a signatory hereto or becomes a party hereto as provided in Sections 9.1 or 2.24 of the Agreement (hereinafter defined) (individually, together with its successors and assigns, a "Lender" and, collectively, together with their respective successors and assigns, the "Lenders"), and CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York agency (in its individual capacity, "CIBC"), and as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"),BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association, as co-agent for the Lenders, and NATIONSBANK OF TEXAS, N.A., a national banking association, as co-agent for the Lenders.


                             W I T N E S S E T H:

      WHEREAS, the Borrowers and the Lenders entered into a Credit Agreement dated September 25, 1996, a First Amendment to Credit Agreement dated July 1, 1997 and a Second Amendment to Credit Agreement dated March 24, 1998 (as amended, the "Agreement") whereby, upon the terms and conditions therein stated, the Lenders agreed to make loans to the Borrowers up to the aggregate amount of $150,000,000.00 to be used by the Borrowers for the purposes set forth in
Section 2.5 of the Agreement; and

      WHEREAS, the Borrowers and the Lenders mutually desire to amend certain aspects of the Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE 1

                                 GENERAL TERMS

      Section 1.1 Terms Defined in Agreement. As used in this Third Amendment, except as may otherwise be provided in Section 1.2 hereof, all capitalized terms which are defined in the Agreement shall have the same meaning herein as therein, all of
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such terms and definitions being incorporated herein by reference.

      Section 1.2 Amended Definitions. The following terms which are defined in
Section 1.2 of the Agreement are amended to read as follows:

            "Agreement" shall mean this Credit Agreement, as amended by the First Amendment to Credit Agreement, Second Amendment to Credit Agreement, and Third Amendment to Credit Agreement, as the same may from time to time be further amended or supplemented.

            "Tangible Net Worth" shall mean (a) total assets, as would be reflected on a balance sheet of the Guarantor and its Subsidiaries prepared on a consolidated basis and in accordance with GAAP, exclusive of Intellectual Property, experimental or organization expenses, franchises, licenses, permits, and other intangible assets, treasury stock, and goodwill minus (b) total liabilities, as would be reflected on a balance sheet of the Guarantor and its Subsidiaries prepared on a consolidated basis and in accordance with GAAP plus (c) the after-tax amounts of any ceiling limitation write downs (such after-tax amounts added by virtue of this item (c) not to exceed $40,000,000 in the aggregate on and after September 30, 1998).

      Section 1.3 Additional Definitions. The following terms are hereby added to Section 1.2 of the Agreement as follows:

            "Equity Securities" shall mean any and all certificates, capital stock, preferred stock, convertible debentures or any other securities evidencing ownership of equity in the Guarantor or any of its Subsidiaries issued in any public or private offering.

      Section 1.4 Confirmation and Extent of Changes. All terms which are defined in Section 1.2 of the Agreement shall remain unchanged except as specifically provided in Section 1.2 of this Third Amendment.

                                   ARTICLE 2

                        REPRESENTATIONS AND WARRANTIES

      Section 2.1 Representations Repeated. The representations and warranties of the Borrowers contained in the Agreement and the other Security Instruments and otherwise made in writing by or on behalf of the Borrowers pursuant to the Agreement and the other Security Instruments were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Third Amendment, except for such changes in the facts represented and warranted of which the Lenders have been made aware or as are not in violation of the Agreement, this Third Amendment or the other Security Instruments.
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      Section 2.2 Security Instruments. All Security Instruments to which the
Borrowers are parties shall secure the Notes and all of the Obligations of the Borrowers to the Lenders, whether or not such Security Instruments shall be expressly amended or supplemented in connection herewith.

      Section 2.3 Compliance with Obligations. The Borrowers have performed and complied in all material respects with all agreements and conditions contained in the Agreement and the Security Instruments required to be performed or complied with by the Borrowers prior to or at the time of delivery of this Third Amendment.

      Section 2.4 Defaults. After giving effect to this Third Amendment there will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Borrowers are parties.

      Section 2.5 No Amendments. Nothing in Article 2 of this Third Amendment is intended to amend any of the representations or warranties contained in the Agreement.


                                   ARTICLE 3

                                 MISCELLANEOUS

      Section 3.1 Extent of Amendments. Except as otherwise expressly provided herein, the Agreement, the Note, the Security Instruments and the other instruments and agreements referred to therein are not amended, modified or affected by this Third Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect.

      Section 3.2 References. On and after the date on which this Third Amendment becomes effective, the terms, "this Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this Third Amendment.

      Section 3.3 Counterparts. This Third Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.


                     [SIGNATURES BEGIN ON FOLLOWING PAGE]
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      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed on this ____ day of November, 1998; provided that this Third Amendment shall for all purposes be effective as of the 30th day of September, 1998, as if originally signed on that date.

                                       BORROWERS:

                                       KCS RESOURCES, INC.


                                       By:
                                       Name:
                                       Title:


Address for Notices:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (732) 603-8960


                                       KCS MICHIGAN RESOURCES, INC.


                                       By:
                                       Name:
                                       Title:

Address for Notices:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (732) 603-8960


                                       KCS ENERGY MARKETING, INC.


                                       By:
                                       Name:
                                       Title:
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Address for Notices:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (732) 603-8960


                                       AGENT:

                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE


                                       By:
                                          Marybeth Ross
                                          Authorized Signatory

Address for Notices:

425 Lexington Avenue
7th Floor
New York, New York  10017
Attention: Marybeth Ross
   Syndications Group
Telecopy: (212) 856-3763


with copies to:

CANADIAN IMPERIAL BANK OF COMMERCE
909 Fannin, Suite 1200
Houston, Texas  77010
Attention: Russell Otts
Telecopy:  (713) 650-3727
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                                    CO-AGENT AND A LENDER:

                                    BANK ONE, TEXAS, NATIONAL
                                    ASSOCIATION


                                    By:
                                    Name:
                                    Title:

Applicable Lending Office
for Base Rate Loans and
LIBO Rate Loans:

910 Travis
Houston, Texas  77002
Attention:  Karen Smith
Telecopy:  (713) 751-7894


Address for Notices:

910 Travis Street
Houston, Texas  77002
Attention:  Stephen M. Shatto
Telecopy:   (713) 751-3544


                                    CO-AGENT AND A LENDER:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:
                                    Name:
                                    Title:


Applicable Lending Office
for Base Rate Loans and
LIBO Rate Loans:

901 Main Street, 14th Floor
Dallas, Texas 75283
Attention: Corporate Credit Services
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Address for Notices:

901 Main Street, 14th Floor
Dallas, Texas 75283
Attention: Sharon Evans
Telecopy:  (214) 508-2020


with copies to:

NATIONSBANK OF TEXAS, N.A.
700 Louisiana, 8th Floor
Houston, Texas 77002
Attention: Paul A. Squires
Telecopy: (713) 247-6568
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                                    LENDERS:

                                    COMERICA BANK-TEXAS


                                    By:
                                    Name:
                                    Title:


Applicable Lending Office
for Base Rate Loans and
LIBO Rate Loans:
1508 West Mockingbird
Dallas, Texas  75235


Address for Notices:

1601 Elm Street
Second Floor
Dallas, Texas  75202
Attention: Mark Fuqua
Telecopy:  (214) 965-8990


with copies to:

COMERICA BANK-TEXAS
One Shell Plaza
910 Louisiana, Suite 410
Houston, Texas  77002
Attention: Daniel G. Steele
Telecopy:  (713) 722-6550
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                                    DEN NORSKE BANK ASA


                                    By:
                                    Name:
                                    Title:


                                    By:
                                    Name:
                                    Title:


Applicable Lending Office
for Base Rate Loans and
LIBO Rate Loans:

200 Park Avenue, 31st Floor
New York, New York  10166-0396


Address for Notices:

200 Park Avenue, 31st Floor
New York, New York  10166-0396
Attention:  Bill Trivedi
Telecopy:  (212) 681-4123


with copies to:

DEN NORSKE BANK ASA
333 Clay Street, Suite 4890
Houston, Texas  77002
Attention:  William V. Moyer
Telecopy:  (713) 757-1167


                                    CIBC, INC.


                                    By:
                                       Marybeth Ross
                                       Authorized Signatory
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Address for Notices:

909 Fannin, Suite 1200
Houston, Texas  77010
Attention:  Mark Wolf
Telecopy:  (713) 650-3727